EXHIBIT 10.2

Loan Agreement

This Loan Agreement (the “Agreement”) is entered into this 1st day of November, 2005 by and between Asset Growth Partners & Company, LLC., a New York limited company doing business as “AGP & Company” (“AGP”); Cayman Lender, Ltd., a Cayman Island exempted company (“Cayman”); and Green Mountain Capital, Inc., a Nevada corporation (“GMCI”).

WITNESSESTH :

WHEREAS, AGP wishes to provide funding in the amount of up to $25,000,000.00 (the “AGP Funding”) to enable GMCI to re-organize itself by making various acquisitions and integrating the entities or assets acquired (and liabilities assumed) into GMCI’s business operations pursuant to GMCI’s Plan of Re-organization;

WHEREAS, prior to the execution of this Agreement, AGP has already made expenditures and extended, provided, or arranged for credit for the benefit of GMCI to enable it to begin to execute its Plan of Re-organization (the “AGP Preliminary Funding”);

WHEREAS, AGP plans to make additional expenditures and extend, provide, or arrange for additional credit for the benefit of GMCI to enable it to complete its Plan of Re-organization (the “AGP Additional Funding”);

WHEREAS, Cayman is a wholly-owned subsidiary of AGP;

WHEREAS, the AGP Preliminary Funding was made by AGP before Cayman became a wholly-owned subsidiary of AGP;

WHEREAS, AGP and Cayman deem it advisable that the AGP Funding should be made to GMCI through the auspices of Cayman, and, accordingly,

(a) AGP will advance the proceeds of the AGP Additional Funding to Cayman, and Cayman will then advance the proceeds of the AGP Additional Funding to GMCI; and

(b) as to the AGP Preliminary Funding previously made by AGP, the Parties shall deem said proceeds to have been advanced by AGP to Cayman, and then by Cayman to GMCI, so that

(i) Cayman shall be deemed to have received the AGP Preliminary Funding from AGP, and Cayman shall be deemed to be indebted to AGP for the AGP Preliminary Funding; and

(ii) in turn, Cayman shall be deemed to have advanced the AGP Preliminary Funding to GMCI, and GMCI shall be deemed to be indebted to Cayman for the AGP Preliminary Funding; so that

(A) GMCI shall be responsible for repaying the AGP Preliminary Funding to Cayman; and

(B) Cayman shall be responsible for repaying the AGP Preliminary Funding to AGP; and

(C) once GMCI repays the amount of the AGP Preliminary Funding to Cayman, Cayman shall, thereupon, repay the amount of the AGP Preliminary Funding to AGP.

WHEREAS, the Parties wish to memorialize their objectives and relationships in this Loan Agreement.

NOW THEREFORE,

In consideration of the Promises and Mutual Covenants contained herein, given by each Party to the other in order to induce the other to enter into this Agreement, and for other good and valuable consideration, the truth and sufficiency of which are acknowledged, the Parties agree as follows:

1. Defined Terms.

The following terms shall have the following meanings for the purposes of the Agreement:

(a)  “GMCI Preliminary Funding Needs” shall mean those sums of money or availability of credit which was needed to enable GMCI to begin to implement its Plan of Re-organization;

(b) “AGP Preliminary Funding Accounting” shall mean an accounting by AGP of the expenditures made or credit extended, provided, or arranged for by AGP prior to the execution of this Agreement for the benefit of GMCI to enable it (GMCI) to begin to implement its Plan of Re-organization;

(c) “GMCI-to-Cayman Preliminary Funding Obligation Memorandum” shall mean that writing, in the form set forth herein as Exhibit I, in which GMCI acknowledges its (GMCI’s) obligation to Cayman to repay Cayman for the AGP Preliminary Funding, as set forth in the AGP Preliminary Funding Accounting;

(d) “Cayman-to-AGP Preliminary Funding Obligation Memoranda” shall mean that writing, in the form set forth herein as Exhibit II, in which Cayman acknowledges its (Cayman’s) obligation to AGP to repay AGP for the AGP Preliminary Funding, as set forth in the AGP Preliminary Funding Accounting;

(e) “GMCI Additional Funding Needs” shall mean those sums of money or availability of credit which shall be needed, from time to time, to enable GMCI to continue to implement and complete its Plan of Re-organization;

(f) “GMCI Right to Additional Fundings” shall mean the right of GMCI to demand of Cayman, from time to time, that, within 30 days after Cayman has received a GMCI-to-Cayman Notice of Demand for Additional Funding, Cayman shall provide GMCI with a sum of money or availability of credit equal to the GMCI Additional Funding Needs set forth in the Notice;

(g) “GMCI-to-Cayman Notice of Demand for Additional Funding” shall mean the written notice, in the form set forth herein as Exhibit III, that GMCI shall deliver to Cayman to demand that Cayman provide it (GMCI) with the GMCI Additional Funding Needs set forth in said Notice;

(h) “GMCI-to-Cayman Additional Funding Obligation Memoranda” shall mean any of those writings, in the form set forth herein as Exhibit IV, in which GMCI acknowledges its (GMCI’s) obligation to repay Cayman for the Cayman Additional Funding

(i) “Cayman Additional Funding Needs” shall mean those sums of money or availability of credit which shall be needed, from time to time, to enable Cayman to fund a given GMCI Right to Additional Fundings;

(j) “Cayman Right to Additional Fundings” shall mean the right of Cayman to demand of AGP, from time to time, that, within 20 days after AGP has received a Cayman-to-AGP Notice of Demand for Additional Funding, AGP shall provide Cayman with a sum of money or availability of credit equal to the Cayman Additional Funding Needs set forth in the Notice;

(k) “Cayman-to-AGP Notice of Demand for Additional Funding” shall mean the written notice, in the form set forth herein as Exhibit V, that Cayman shall deliver to AGP to demand that AGP provide it (GMCI) with the Cayman Additional Funding Needs set forth in said Notice;

(l) “Cayman-to-AGP Additional Funding Obligation Memoranda” shall mean any of those writings, in the form set forth herein as Exhibit VI, in which Cayman acknowledges its (Cayman’s) obligation to repay AGP for the AGP Additional Funding.

2. Funding by Cayman to GMCI.

(a)  From time to time, GMCI shall deliver to Cayman a GMCI-to-Cayman Notice of Demand for Additional Funding in which GMCI shall demand that Cayman provide it (GMCI) with the amount of the GMCI Additional Funding Needs set forth in said Notice.

(b)  Within 30 days after Cayman has received a given GMCI-to-Cayman Notice of Demand for Additional Funding, Cayman shall provide GMCI with a sum of money or availability of credit equal to the amount of the GMCI Additional Funding Needs set forth said Notice.

(c)  Upon receipt of said funding, GMCI shall immediately deliver to Cayman a GMCI-to-Cayman Additional Funding Obligation Memoranda in a like amount.

3.  Funding by AGP to Cayman.

(a)  Immediately upon receipt by Cayman from GMCI of a given GMCI-to-Cayman Notice of Demand for Additional Funding, Cayman shall thereupon deliver to AGP a Cayman-to-AGP Notice of Demand for Additional Funding in a like amount.

(b)  Within 20 days after AGP has received a given Cayman-to-AGP Notice of Demand for Additional Funding, AGP shall provide Cayman with a sum of money or availability of credit equal to the amount of the Cayman Additional Funding Needs set forth said Notice.

(c) Upon receipt of said funding, Cayman shall immediately deliver to AGP a Cayman-to-AGP Additional Funding Obligation Memoranda in like amount.

4. Resolution of the Benefits Received by GMCI from the AGP Preliminary Funding.

(a) Following the execution of this Agreement, AGP shall prepare and deliver to Cayman and to GMCI a copy of the AGP Preliminary Funding Accounting in which AGP shall set forth the various AGP Preliminary Fundings, including any credit extended, provided, or arranged for by AGP for the benefit of GMCI.

(b)  Immediately following receipt by GMCI of the AGP Preliminary Funding Accounting, GMCI shall deliver to Cayman the GMCI-to-Cayman Preliminary Funding Obligation Memorandum in which GMCI shall acknowledge to Cayman its (GMCI’s) obligation to repay Cayman for the AGP Preliminary Funding, as the same was set forth in the AGP Preliminary Funding Accounting, so that

(i)  GMCI shall thereupon be responsible for repaying the AGP Preliminary Funding to Cayman.

(c)  Immediately following receipt by Cayman of the GMCI-to-Cayman Preliminary Funding Obligation Memorandum, Cayman shall deliver to AGP the Cayman-to-AGP Preliminary Funding Obligation Memorandum in which Cayman shall acknowledge to AGP its (Cayman’s) obligation to repay AGP for the AGP Preliminary Funding, as the same was set forth in the AGP Preliminary Funding Accounting, so that

(i)  Cayman shall thereupon be responsible for repaying the AGP Preliminary Funding to AGP; and

(ii)  upon receipt by Cayman from GMCI of payment for the amount of the AGP Preliminary Funding received by GMCI, Cayman shall thereupon repay the AGP Preliminary Funding to AGP.

5.  AGP’s Warranties and Representations.

AGP represents and warrants to, and covenants and agrees with Cayman and GMCI as follows:

(a) AGP is not now, nor in the future will be, or allow itself to become, an Affiliate of GMCI or Internet Communications PLC (“ITPLC”).

(b) AGP is a limited liability company duly organized and validly existing under the laws of the jurisdiction in which it was incorporated. AGP has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. AGP is qualified to do business as a foreign business organization in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on AGP.

(c) This Agreement has been duly authorized, validly executed and delivered on behalf of AGP and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. All corporate action on the part of AGP or its members necessary for the authorization, execution, delivery and performance of this Agreement has been taken.

(d) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the charter or operating agreement of AGP, and any amendments thereto, or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law ordinance, rule or regulation applicable to AGP its properties or assets.

6. Cayman’s Warranties and Representations.

Cayman represents and warrants to, and covenants and agrees with AGP and GMCI as follows:

(a) Cayman is not now, nor in the future will be, or allow itself to become, an Affiliate of GMCI or ITPLC.

(b) Cayman is a corporation duly organized and validly existing under the laws of the jurisdiction in which it was incorporated. Cayman has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. Cayman is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on Cayman.

(c) This Agreement has been duly authorized, validly executed and delivered on behalf of Cayman and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. All corporate action on the part of Cayman, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement has been taken.

(d) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Articles of Incorporation, and any amendments thereto, By-laws, Stockholders Agreements and any amendments thereto of Cayman or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law ordinance, rule or regulation applicable to Cayman , its properties or assets.

7.  GMCI’s Warranties and Representations.

GMCI represents and warrants to, and covenants and agrees with AGP and Cayman as follows:

(a) GMCI is not now, nor in the future will be, or allow itself to become, an Affiliate of AGP or Cayman.

(b) GMCI is a corporation duly organized and validly existing under the laws of the jurisdiction in which it was incorporated. GMCI has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. GMCI is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on GMCI.

(c) This Agreement has been duly authorized, validly executed and delivered on behalf of GMCI and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. All corporate action on the part of GMCI, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement has been taken.

(d) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Articles of Incorporation, and any amendments thereto, By-laws, Stockholders Agreements and any amendments thereto of GMCI or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law ordinance, rule or regulation applicable to GMCI , its properties or assets.

8.  Notice.

(a)  Any notice, request, instruction or other document required by the terms of this Agreement to be given to any other Party hereto shall be in writing and shall be given either

(i)  by telephonic facsimile, in which case notice shall be presumptively deemed to have been given at the date and time displayed on the sender’s transmission confirmation receipt showing the successful receipt thereof by the recipient;

(ii)  by nationally recognized courier or overnight delivery service in which the date of delivery is recorded by the delivery service, in which case notice shall be presumptively deemed to have been given at the time that records of the delivery service indicate the writing was delivered to the addressee;

(iii)  by United States or Royal Mail sent by registered or certified mail, postage prepaid, with return receipt requested, in which case notice shall be presumptively deemed to have been given at the time that records of the United States Postal Service or Her Majesty’s Royal Mail indicate the writing was delivered to the addressee.

(b)  Notice shall be sent:

(i)  If to Cayman, to:

Cayman Lender, Ltd.
c/o Quin & Hampson
Third Floor
Harbour Centre
P.O. Box 1348
George Town
Grand Cayman, Cayman Islands

Attention: Kenneth Farrow

Telephone Number:	(345) 949 - 4123
Facsimile Telephone Number:	(345) 949 - 4647

(ii)  If to AGP, to:

AGP & Company, LLC
81 Greene Street
3rd Floor
New York, New York 10012

Attention: Steven W. Bingaman, General Partner

Telephone Number:	(212) 274 - 8101
Facsimile Telephone Number:	(212) 274 - 8102

 (iii)  If to GMCI, to:

Green Mountain Capital, Inc.,
201 South Biscayne Boulevard
28th Floor
Miami, Florida 33131
Attention: Shmuel Shneibalg, President
Telephone Number:	(917) 620 - 6401
Facsimile Telephone Number:	(925) 955 - 0800

(iv)  or to such other address as a Party may have specified in writing to the other Parties using the procedures specified above in this Section.

9.  Choice of Law, Venue, Arbitration, Waiver of Jury Trial.

(a) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the Cayman Islands without regard to the rules of private international law thereof.

(b) The Parties irrevocably agree that the Grand Court of the Cayman Islands shall have exclusive jurisdiction in respect of any dispute, suit, action or proceeding (“Proceedings”) which may arise out of or in connection with this Agreement and that, without prejudice to the rules of service of said Court, Proceedings may be served by delivering the same in an envelope addressed to the Party to be served at the address for such Party set out in Section 8 of this Agreement.

10. Miscellaneous.

(a)  Appendices and Exhibits; Entire Agreement. All Exhibits to this Agreement are incorporated herein by reference and shall constitute part of this Agreement. This Agreement sets forth the entire agreement and understanding of the Parties relating to the subject matter hereof and thereof, and it supersede all prior and contemporaneous agreements, negotiations and understandings between the Parties, both oral and written, relating to the subject matter hereof.

(b) Title and Subtitles. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

(c) Counterparts. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the Parties. each of which shall be deemed to be an original instrument which shall be enforceable against the Parties actually executing such counterparts, and all of which together shall constitute one and the same instrument.

(d) Severability. In the event that any provision of this Agreement becomes or is declared by a court or other tribunal of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

(e)  Amendment; No Waiver. No Party shall be liable or bound to any other Party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by both parties hereto. The failure of the either Party to insist on strict compliance with this Agreement, or to exercise any right or remedy under this Agreement, shall not constitute a waiver of any rights provided under this Agreement, nor estop a Party from thereafter demanding full and complete compliance nor prevent a Party from exercising such a right or remedy in the future.

(e) Transaction Costs.  Each party shall bear its own legal fees and other out of pocket costs in connecting with the negotiation and execution of this Agreement.

(f) Brokerage. Each of the Parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker which would impose a legal obligation to pay any fee or commission. Each of the Parties agree to indemnify and hold the others harmless against any and all liabilities to any persons claiming brokerage commissions or finder’s fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

(g) Survival. All representations and warranties contained in this Agreement by the Parties shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the undersigned Parties have executed this Agreement as of the date first set forth above.

AGP: Asset Growth Partners & Company, LLC., a New York limited liability company doing business as “AGP & Company”

By:	/s/ Steven W. Bingaman
Steven W. Bingaman, Managing Member

CAYMAN: Cayman Lender, Ltd.

By:	/s/ Steven W. Bingaman
Steven W Bingaman, President

GMCI: Green Mountain Capital, Inc.

By:	/s/ Shmuel Shneibalg
Shmuel Shneibalg, President

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
Exhibits Begin on the Following Page

Exhibit I

(Respecting the Obligation of GMCI to Repay Cayman for the AGP Preliminary Funding)

GMCI-to-Cayman Preliminary Funding Obligation Memorandum

Green Mountain Capital, Inc.,
201 South Biscayne Boulevard
28th Floor
Miami, Florida 33131

Telephone Number: (917) 620 - 6401
Facsimile Telephone Number: (925) 955 - 0800

__________ ____, 2005

Green Mountain Capital, Inc. (“GMCI”) hereby acknowledges receipt from and indebtedness to Cayman Lender, Ltd. (“Cayman”) of consideration in the amount of $________________. 00 in the form of:

(a) Cash advanced by Cayman to GMCI in the amount of $___________. 00

(b) Credit provided, extended, or arranged for by Cayman to or for the benefit of GMCI in the amount of $ ___________ .00

GMCI acknowledges that repayment is due on demand.

COMPANY NAME CORPORATION

Date:	By:	/s/
Shmuel Shneibalg, President, and not personally.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

Exhibit II Appears on the Following Page

Exhibit II

(Respecting the Obligation of Cayman to Repay AGP for the AGP Preliminary Funding)

Cayman-to-AGP Preliminary Funding Obligation Memorandum

Cayman Lender, Ltd.
c/o Quin & Hampson
Third Floor - Harbour Centre
P.O. Box 1348
George Town
Grand Cayman, Cayman Islands
Telephone Number (345) 949 - 4123
Facsimile Telephone Number (345) 949 - 4647
__________ ____, 2005

Cayman Lender, Ltd. (“Cayman”) hereby acknowledges receipt from and indebtedness to Asset Growth Partners & Company. LLC., a New York limited company, doing business as “AGP & Company” of consideration in the amount of $________________. 00 in the form of:

(a) Cash advanced by AGP to Cayman in the amount of $___________. 00

(b) Credit provided, extended, or arranged for by AGP to or for the benefit of Cayman in the amount of $ ___________ .00

Cayman acknowledges that repayment is due on demand.

By:	/s/
Steven W. Bingman, as President, and not personally.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

Exhibit III Appears on the Following Page

Exhibit III

(Respecting the Request of GMCI for Additional Funding from Cayman)

GMCI-to-Cayman Notice of Demand for Additional Funding

Green Mountain Capital, Inc.,
201 South Biscayne Boulevard
28th Floor
Miami, Florida 33131

Telephone Number: (917) 620 - 6401

Facsimile Telephone Number: (925) 955 - 0800

Dated: __________ ____, 2005

To:	Cayman Lender, Ltd.
c/o Quin & Hampson
Third Floor - Harbour Centre
P.O. Box 1348
George Town
Grand Cayman, Cayman Islands
Attention: Kenneth Farrow, Esq.
TelephoneNumber:	(345) 949 - 4123
Facsimile Telephone Number:	(345) 949 - 4647

Notice is hereby given that, as presently foreseen, in order to continue to implement and complete its Plan of Reorganization, Green Mountain Capital, Inc. will need, and therefore demands that Cayman Lender, Ltd. advance to it, additional consideration in the amount of $___________. 00 in the form of

(a) Cash in the amount of $___________. 00

(b) Credit provided, extended, or arranged for in the amount of $___________. 00

______________________
Shmuel Shneibalg, President

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Exhibit IV Appears on the Following Page

Exhibit IV

(Respecting the Obligation of GMCI to Repay Cayman for the Cayman Additional Funding)

GMCI-to-Cayman Additional Funding Obligation Memorandum

Green Mountain Capital, Inc.,
201 South Biscayne Boulevard
28th Floor
Miami, Florida 33131

Telephone Number: (917) 620 - 6401

Facsimile Telephone Number: (925) 955 - 0800
__________ ____, 2005

Green Mountain Capital, Inc. (“GMCI”) hereby acknowledges receipt from and indebtedness to Cayman Lender, Ltd. (“Cayman”) of consideration in the amount of $________________. 00 in the form of:

(a) Cash advanced by Cayman to GMCI in the amount of $___________. 00

(b) Credit provided, extended, or arranged for by Cayman to or for the benefit of GMCI in the amount of $ ___________ .00

GMCI acknowledges that repayment is due on demand.

COMPANY NAME CORPORATION

By:
Shmuel Shneibalg, President, and not personally.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

Exhibit V Appears on the Following Page

 Exhibit V

(Respecting the Request of Cayman for Additional Funding from AGP)

Cayman-to-AGP Notice of Demand for Additional Funding

Cayman Lender, Ltd.
c/o Quin & Hampson
Third Floor - Harbour Centre
P.O. Box 1348
George Town
Grand Cayman, Cayman Islands
Telephone Number (345) 949 - 4123
Facsimile Telephone Number (345) 949 - 4647

Dated: __________ ____, 2005

To:
AGP & Company, LLC
81 Greene Street
3rd Floor
New York, New York 10012

Attention: Steven W. Bingaman, Managing Member

Telephone Number:	(212) 274 - 8101
Facsimile Telephone Number:	(212) 274 - 8102

Notice is hereby given that, as presently foreseen, in order to continue to implement and complete the Plan of Reorganization of Green Mountain Capital, Inc. Cayman Lender, Ltd. will need, and therefore demands that AGP & Company, LLC advance to it, additional consideration in the amount of $___________. 00 in the form of

(a) Cash in the amount of $___________. 00

(b) Credit provided, extended, or arranged for in the amount of $___________. 00

______________________
Steven W. Bingaman, President

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
Exhibit VI Appears on the Following Page

 Exhibit VI

(Respecting the Obligation of Cayman to Repay AGP for the AGP additional Funding)

Cayman-to-AGP Additional Funding Obligation Memorandum

Cayman Lender, Ltd.
c/o Quin & Hampson
Third Floor - Harbour Centre
P.O. Box 1348
George Town
Grand Cayman, Cayman Islands
Telephone Number (345) 949 - 4123
Facsimile Telephone Number (345) 949 - 4647
__________ ____, 2005

Cayman Lender, Ltd. (“Cayman”) hereby acknowledges receipt from and indebtedness to Asset Growth Partners & Company. LLC., a New York limited liability company doing business as “AGP & Company” of consideration in the amount of $________________. 00 in the form of:

(a) Cash advanced by AGP to Cayman in the amount of $___________. 00

(b) Credit provided, extended, or arranged for by AGP to or for the benefit of Cayman in the amount of $ ___________ .00

Cayman acknowledges that repayment is due on demand.

By: ______________________________________
Steven W. Bingman, as President, and not personally.